UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2009

THE TORO COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8111 Lyndale Avenue South Bloomington, Minnesota (Address of principal executive offices)		55420 (Zip Code)

Registrant’s telephone number, including area code: (952) 888-8801

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 —  Registrant’s Business and Operations

Item 1.01                     Entry into a Material Definitive Agreement

On August 12, 2009, The Toro Company, a Delaware corporation (“Toro”), and TCF Inventory Finance, Inc., a Minnesota corporation (“TCFIF”), entered into an Agreement to Form Joint Venture (“JV Agreement”) pursuant to which Toro and TCFIF agreed to establish a joint venture to provide commercial inventory financing, including floor plan financing and open account inventory financing, to distributors and dealers of products of Toro and certain of its affiliates (“Toro Products”) in the United States and to distributors of Toro Products in Canada.  Additionally, under the terms of the JV Agreement, TCFIF will implement a program to provide commercial inventory financing to dealers of Toro Products in Canada.  Toro and its affiliates will continue to provide commercial inventory financing to mass market retailer customers, wholly-owned distributors, non-United States and non-Canadian international distributors and dealers, and government entity customers.  The joint venture will be conducted through Red Iron Acceptance, LLC, a newly-formed Delaware limited liability company (“Red Iron”).

Also on August 12, 2009, and in connection with the establishment of the joint venture, Toro (and/or one or more of its wholly-owned subsidiaries), TCFIF (and/or one of its wholly-owned subsidiaries) and Red Iron entered into several other agreements, including:  (i) a Limited Liability Company Agreement of Red Iron (“LLC Agreement”) between Red Iron Holding Corporation, a Delaware corporation and wholly-owned subsidiary of Toro (“Red Iron Holding”), and TCFIF Joint Venture I, LLC, a Minnesota limited liability company and wholly-owned subsidiary of TCFIF (“TCFIF JV I”); (ii) a Credit and Security Agreement (“Credit Agreement”) between TCFIF, as lender, and Red Iron, as borrower; (iii) a Services Agreement between Toro and Red Iron; (iv) a Services Agreement between TCFIF and Red Iron; (v) a Trademark License Agreement between Toro and Red Iron; and (vi) a Trademark License Agreement between Exmark Manufacturing Company Incorporated, a Nebraska corporation and wholly-owned subsidiary of Toro, and Red Iron.  In addition, pursuant to the terms of a Performance Assurance Agreement delivered by TCF National Bank, as the indirect parent company of TCFIF, in favor of Toro and Red Iron Holding, TCF National Bank has agreed for the benefit of Toro and Red Iron Holding to cause TCFIF to perform its obligations, as lender, under the Credit Agreement and to cause TCFIF JV I to make certain capital contributions under the LLC Agreement.

In addition, in connection with the operation of Red Iron, it is contemplated that at the appropriate time in the future (i) Toro and certain of its wholly-owned subsidiaries will enter into Receivable Purchase Agreements, in substantially the form attached as an exhibit to the JV Agreement, related to the transfer of certain commercial inventory receivables and related assets to Red Iron (“Receivable Purchase Agreements”); and (ii) Toro and Red Iron will enter into a Repurchase Agreement, in substantially the form attached as an exhibit to the JV Agreement, regarding commercial inventory financing to be provided by Red Iron (“Repurchase Agreement”).

With respect to the accounting for the joint venture, Toro does not intend to consolidate Red Iron’s financial statements with Toro’s consolidated financial statements and instead intends to account for its investment in Red Iron under the equity method of accounting.  Further, Toro expects that TCFIF will consolidate Red Iron’s financial statements with TCFIF’s consolidated financial statements.

JV Agreement

The JV Agreement provides, among other things, that:  (i) Toro and certain of its affiliates will sell to Red Iron certain commercial inventory receivables, including floor plan receivables and open account inventory receivables, from distributors and dealers of Toro Products; (ii) following the termination of applicable contractual obligations that Toro has to a third-party financing company, and during the term of Red Iron, Toro and its affiliates will use commercially reasonable efforts to recommend to all distributors and dealers of Toro Products in the United States and to all distributors of Toro Products in Canada to use Red Iron to finance the acquisition of inventory of Toro Products; (iii) during the term of Red Iron, Toro and its affiliates will not enter into any joint venture or similar jointly-owned business relationship with any other person or entity for the purpose of operating a commercial inventory finance business in the United States or Canada, or otherwise provide commercial inventory financing, to support the purchase of Toro Products; (iv) during the term of Red Iron, TCFIF and its affiliates will not enter into any joint venture or similar jointly-owned business relationship for the purpose of operating a wholesale finance business in the United States or Canada to support the financing of certain lawn and garden products, or otherwise providing financing, working capital or similar loan facilities to dealers or distributors of any manufacturer of certain lawn and garden products in the United States or Canada; (v) Toro will pay to TCFIF a performance fee if a certain wholesale management software system is satisfactorily delivered to Red Iron by TCFIF within a certain prescribed period of time and the amount of which will vary depending upon the timing within which TCFIF implements a program to provide floor plan and open account financing for dealers of Toro Products in Canada; and (vi) TCFIF will pay to Toro an exclusivity incentive fee if certain receivables are sold by Toro to Red Iron within a certain prescribed period of time.  The JV Agreement also contains customary representations, warranties and other agreements by the parties, including confidentiality obligations and indemnification rights and obligations of the parties.

LLC Agreement

The LLC Agreement is the primary operating document of Red Iron and contains the understanding of Toro (through Red Iron Holding) and TCFIF (through TCFIF JV I) regarding the governance and operation of Red Iron.  The LLC Agreement provides, among other things, that:  (i) the initial term will continue until October 31, 2014, subject to unlimited automatic two-year extensions thereafter; (ii) either Red Iron Holding or TCFIF JV I may elect not to extend the initial term or any subsequent term by giving one-year notice to the other party of its intention not to extend the term; (iii) Red Iron Holding will have a 45 percent equity interest in Red Iron and TCFIF JV I will have a 55 percent equity interest in Red Iron; (iv) Red Iron Holding and TCFIF JV I will contribute a specified amount of the estimated cash required to enable Red Iron to provide commercial inventory financing to distributors and dealers of Toro Products in the United States and Canada, and Red Iron will borrow, under the Credit Agreement, the remaining requisite estimated cash; (v) Red Iron will be managed through a management committee consisting of eight persons, four of whom will be designated by Red Iron Holding and four of whom will be designated by TCFIF JV I; (vi) generally, the vote for any action to be taken by the management committee requires the vote of a majority of the managers, including one manager designated by each of Red Iron Holding and TCFIF JV I, which in limited certain circumstances regarding the sale of assets of Red Iron may not be unreasonably withheld; (vii) disputes under the LLC Agreement, including a deadlock of the management committee, will be resolved pursuant to a dispute resolution process involving submission of the matter to certain specified officers of Toro and TCFIF, followed by mediation and, ultimately, arbitration; (viii) neither Red Iron Holding or TCFIF JV I may transfer its equity interest in Red Iron without the consent of the other party and the consent of both parties is required in connection with the admission of any new member; (ix) Red Iron Holding will have the option to acquire the equity interest of TCFIF JV I in Red Iron at the end of the initial or additional term or in certain termination events; and (x) in connection with the liquidation of the joint venture, if requested by Red Iron Holding, the business will continue for a period of up to the later of one year from the termination date or, if the termination date occurs between February 1 and June 30, until June 30 of the year following the termination date.  The LLC Agreement also contains customary representations, warranties and other agreements by the parties.

Credit Agreement

The Credit Agreement provides for a $450 million secured revolving credit facility to be used by Red Iron primarily to purchase the commercial inventory financing receivables from Toro and its affiliates and to fund Red Iron’s financing programs for distributors and dealers of Toro Products in the United States and for distributors of Toro Products in Canada.  Amounts owed under the Credit Agreement are secured by substantially all of the assets of Red Iron.  The Credit Agreement contains standard covenants regarding Red Iron, including affirmative financial covenants, such as the maintenance of a minimum tangible net worth, and negative covenants, which, among other things, limit the incurrence of additional indebtedness, loans and investments, dividends, disposition of assets, consolidations and mergers, capital expenditures, changes in its business, the issuance of additional equity securities, transactions with affiliates and other matters customarily restricted in such agreements. Generally, these restrictions are subject to certain minimum thresholds and exceptions. The Credit Agreement contains customary events of default, including payment defaults, material inaccuracy of representations and warranties, covenant defaults, bankruptcy and involuntary proceedings and monetary judgment defaults in excess of specified amounts.  The Credit Agreement also contains customary representations, warranties and other agreements by the parties.

Form of Receivable Purchase Agreement

The form of Receivable Purchase Agreement provides that Toro and certain of its affiliates, as sellers, will sell to Red Iron, and Red Iron will purchase from such sellers, all of the sellers’ right, title and interest in and to certain commercial inventory receivables, including floor plan receivables and open account inventory receivables, from distributors and dealers of Toro Products, and certain related assets, including security interests, financing agreements and books and records relating to the receivables, at a purchase price equal to the face value of the receivables or the purchase price paid for such receivables by the sellers.  It is expected that such receivables and related assets will be sold to Red Iron in more than one transaction.  The first transaction is expected to occur during Toro’s fourth quarter of fiscal 2009.  A second transaction is expected to occur during Toro’s first quarter of fiscal 2010.  Toro intends to remove the receivables from its books upon completion of the sale and receipt of cash from Red Iron for the receivables purchased. The completion of the sale of the receivables and related assets is subject to customary closing conditions.  The form of Receivable Purchase Agreement also contains customary representations, warranties and other agreements by the parties.

Form of Repurchase Agreement

The form of Repurchase Agreement provides the terms and conditions under which Red Iron will provide commercial inventory financing for certain dealers and distributors of Toro to purchase Toro Products and the manner of payment to Toro for such purchases of Toro Products.  The form of Repurchase Agreement also provides the terms under which Toro will agree to repurchase any such Toro Products that are later repossessed by or otherwise in the possession of Red Iron.  The form of Repurchase Agreement limits the aggregate amount of Toro’s repurchase obligations to a maximum amount of $7.5 million per calendar year (the “Repurchase Limit”).  Once the Repurchase Limit has been reached in any calendar year, Toro will agree to use its best efforts to remarket any additional repossessed Toro Products on behalf of Red Iron on a non-discriminatory, non-priority basis for an amount not less than the outstanding balance remaining due Red Iron on such Toro Products.  Red Iron will agree to reimburse Toro for third party expenses incurred by Toro in providing such remarketing services.  The form of Repurchase Agreement also contains customary representations, warranties and other agreements by the parties.

The foregoing descriptions of the JV Agreement, the LLC Agreement, the Credit Agreement, the form of Receivable Purchase Agreement and the form of Repurchase Agreement are summaries of the material terms of such agreements, do not purport to be complete and are qualified in their entirety by reference to the complete text of such documents, copies of which are filed as Exhibits 2.1, 2.2, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, and each is incorporated herein by reference.

Section 7 —  Regulation FD

Item 7.01                     Regulation FD Disclosure

On August 13, 2009, Toro issued a press release announcing the formation of the joint venture with TCFIF.  A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.

Section 9 —  Financial Statements and Exhibits

Item 9.01                     Financial Statements and Exhibits

(d)                                             Exhibits.

Exhibit No.	Description
2.1 (1)	Agreement to Form Joint Venture dated August 12, 2009 by and between The Toro Company and TCF Inventory Finance, Inc.*

2.2 (1)	Limited Liability Company Agreement of Red Iron Acceptance, LLC dated August 12, 2009 by and between Red Iron Holding Corporation and TCFIF Joint Venture I, LLC*

10.1 (1)	Credit and Security Agreement dated August 12, 2009 by and between Red Iron Acceptance, LLC and TCF Inventory Finance, Inc.

10.2	Form of Receivable Purchase Agreement between The Toro Company, certain affiliates of The Toro Company (as applicable) and Red Iron Acceptance, LLC

10.3	Form of Repurchase Agreement between The Toro Company and Red Iron Acceptance, LLC

Exhibit No.	Description
99.1	Press Release issued on August 13, 2009 by The Toro Company

(1)                      Portions of this exhibit have been redacted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The redacted material is being filed separately with the Securities and Exchange Commission.

*                             All exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Toro will furnish the omitted exhibits and schedules to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: August 13, 2009	By	/s/ Stephen P. Wolfe
Stephen P. Wolfe
Vice President, Finance and Chief Financial Officer

THE TORO COMPANY

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
2.1 (1)	Agreement to Form Joint Venture dated August 12, 2009 by and between The Toro Company and TCF Inventory Finance, Inc.*	Filed herewith

2.2 (1)	Limited Liability Company Agreement of Red Iron Acceptance, LLC dated August 12, 2009 by and between Red Iron Holding Corporation and TCFIF Joint Venture I, LLC*	Filed herewith

10.1 (1)	Credit and Security Agreement dated August 12, 2009 by and between Red Iron Acceptance, LLC and TCF Inventory Finance, Inc.	Filed herewith

10.2	Form of Receivable Purchase Agreement between The Toro Company, certain affiliates of The Toro Company (as applicable) and Red Iron Acceptance, LLC	Filed herewith

10.3	Form of Repurchase Agreement between The Toro Company and Red Iron Acceptance, LLC	Filed herewith

99.1	Press Release issued on August 13, 2009 by The Toro Company	Furnished herewith

(1)          Portions of this exhibit have been redacted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The redacted material is being filed separately with the Securities and Exchange Commission.

*                 All exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Toro will furnish the omitted exhibits and schedules to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.